UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2004

CYGNUS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18962	94-2978092

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Penobscot Drive, Redwood City, California		94063-4719

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 369-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

          On July 14, 2004 Cygnus, Inc. (“Cygnus”) issued a press release announcing a special one-time low pricing offer in the United States for GlucoWatch G2® Biographer products.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     Exhibit Number

99.1	Press Release by Cygnus, Inc. dated July 14, 2004 referred to in Item 5 above.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC.

Date: July 14, 2004	By:	/s/ Barbara G. McClung

Barbara G. McClung
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release by Cygnus, Inc. dated July 14, 2004 referred to in Item 5.